UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 29, 2024

MORGAN STANLEY
(Exact Name of Registrant
as Specified in Charter)

delaware	1-11758	36-3145972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MS	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Floating Rate Non-Cumulative Preferred Stock, Series A, $0.01 par value	MS/PA	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series E, $0.01 par value	MS/PE	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series F, $0.01 par value	MS/PF	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series I, $0.01 par value	MS/PI	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series K, $0.01 par value	MS/PK	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 4.875% Non-Cumulative Preferred Stock, Series L, $0.01 par value	MS/PL	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 4.250% Non-Cumulative Preferred Stock, Series O, $0.01 par value	MS/PO	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 6.500% Non-Cumulative Preferred Stock, Series P, $0.01 par value	MS/PP	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 6.625% Non-Cumulative Preferred Stock, Series Q, $0.01 par value	MS/PQ	New York Stock Exchange
Global Medium-Term Notes, Series A, Fixed Rate Step-Up Senior Notes Due 2026 of Morgan Stanley Finance LLC (and Registrant’s guarantee with respect thereto)	MS/26C	New York Stock Exchange
Global Medium-Term Notes, Series A, Floating Rate Notes Due 2029 of Morgan Stanley Finance LLC (and Registrant’s guarantee with respect thereto)	MS/29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

Upon issuance of the Series Q Preferred Stock (as defined in Item 5.03 below) on July 30, 2024, the ability of Morgan Stanley (the “Registrant”) to declare or pay dividends or distributions on, or purchase, redeem or otherwise acquire for consideration, shares of its junior stock will be subject to certain restrictions in the event that the Registrant fails to declare and pay full dividends on its Series Q Preferred Stock. “Junior stock” means any class or series of capital stock of the Registrant that ranks junior to the Series Q Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Registrant. Junior stock includes the Registrant’s common stock. These restrictions are set forth in the Certificate of Designation establishing the terms of the Series Q Preferred Stock, a copy of which is filed as Exhibits 3.1 and 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 29, 2024, the Registrant filed a Certificate of Designation to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, establishing the terms of the Registrant’s 6.625% Non-Cumulative Preferred Stock, Series Q, par value $0.01 per share, liquidation preference $25,000 per share (the “Series Q

Preferred Stock”). A copy of the Certificate of Designation relating to the Series Q Preferred Stock is filed as Exhibits 3.1 and 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

Additional exhibits are filed herewith in connection with the offering, issuance and sale of depositary shares representing interests in the Registrant’s Series Q Preferred Stock under the Registrant’s Registration Statement on Form S-3 (File No. 333-275587).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed as part of this Report on Form 8-K:

Exhibit Number	Description

3.1 and 4.1	Certificate of Designation of the Registrant relating to the Series Q Preferred Stock, incorporated herein by reference to Exhibit 2.3 to the Registrant’s Registration Statement on Form 8-A, filed on July 29, 2024.
4.2	Form of Certificate representing the Series Q Preferred Stock, incorporated herein by reference to Exhibit 2.5 to the Registrant’s Registration Statement on Form 8-A, filed on July 29, 2024.
4.3	Form of Deposit Agreement among Morgan Stanley, The Bank of New York Mellon and the holders from time to time of the depositary receipts described therein, incorporated herein by reference to Exhibit 2.4 to the Registrant’s Registration Statement on Form 8-A, filed on July 29, 2024.
4.4	Form of Depositary Receipt, included in Exhibit 4.3 hereto and incorporated herein by reference to Exhibit 2.6 to the Registrant’s Registration Statement on Form 8-A, filed on July 29, 2024.
5	Opinion of Davis Polk & Wardwell LLP.
23	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5 hereto).
101	Interactive Data Files pursuant to Rule 406 of Regulation S-T formatted in Inline eXtensible Business Reporting Language (“Inline XBRL”).
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MORGAN STANLEY
(Registrant)

Date: July 30, 2024	By:	/s/ Jeanne Greeley O’Regan
		Name:	Jeanne Greeley O’Regan
		Title:	Deputy Corporate Secretary and Counsel